UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549
                  ------------------------

                          FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


 Date of report (Date of earliest event reported):  May 8, 2006
                                                    -----------

                  PARK ELECTROCHEMICAL CORP.
---------------------------------------------------------------
    (Exact Name of Registrant as Specified in Charter)


          New York               1-4415          11-1734643
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(State or Other Jurisdiction   (Commission     (IRS Employer
     of Incorporation)        File Number)     Identification
                                                    No.)


48 South Service Road, Melville,    New York           11747
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  (Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code(631)465-3600
                                                  -------------

                         Not Applicable
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 Former Name or Former Address, if Changed Since Last Report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [  ]  Written communications pursuant to Rule 425 under the
         Securities Act (17 CFR 230.425)
   [  ]  Soliciting material pursuant to Rule 14a-12 under the
         Exchange Act (17 CFR 240.14a-12)
   [  ]  Pre-commencement communications pursuant to Rule
         14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule
         13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 2.02  Results of Operations and Financial Condition
---------  ---------------------------------------------

           Park Electrochemical Corp. (the "Company") issued a news release on May 8, 2006 reporting its results of operations for its 2006 fiscal year fourth quarter and for its full fiscal year ended February 26, 2006. The Company is furnishing the news release to the Securities and Exchange Commission pursuant to Item 2.02 of Form 8-K as
Exhibit 99.1 hereto.


Item 9.01  Financial Statements and Exhibits.
---------  ----------------------------------


     (c)  Exhibits.
          ---------

          99.1 News Release dated May 8, 2006








                          SIGNATURE
                          ---------



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         PARK ELECTROCHEMICAL CORP.



Date:  May 8, 2006           By: /s/James W. Kelly
                                 -----------------
                             Name:  James W. Kelly
                             Title: Vice President, Taxes and
                                    Planning








                        EXHIBIT INDEX
                        -------------


Number
Exhibit     Description                               Page
-------     -----------                               ----
   99.1     News Release dated May 8, 2006.......       5